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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       October 28, 2002 (October 28, 2002)
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                          The Nasdaq Stock Market, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       000-32651                 52-1165937
----------------------------         ----------------        -------------------
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation                  File Number)         Identification No.)


                             One Liberty Plaza
                          New York, New York 10006
            ---------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)


                               (866) 745-1825
            ---------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                                    N/A
          --------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


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                          THE NASDAQ STOCK MARKET, INC.
                                    FORM 8-K
                                      INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    Financial Statements

    None.

    Pro Forma Financial Information

    None.

    Exhibits:


EXHIBIT                                                        PAGE NUMBER IN
   NO.                      DESCRIPTION                             FILING
-------     ---------------------------------------------      --------------
  99.1          Press Release, dated October 28, 2002


ITEM 9. REGULATION FD DISCLOSURE

    The Nasdaq Stock Market, Inc. ("Nasdaq") issued a press release, dated October 28, 2002, in the form attached hereto as Exhibit 99.1. The press release contains financial information for Nasdaq for the quarter ended September 30, 2002, and certain forward-looking statements concerning Nasdaq. The information in this Form 8-K, including the exhibit, is being "furnished" pursuant to Item 9 and shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Nasdaq under the Securities Act of 1933.


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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 2002

                                THE NASDAQ STOCK MARKET, INC.


                                By: /s/ David P. Warren
                                    ----------------------------
                                    David P. Warren
                                    Executive Vice President
                                    and Chief Financial Officer